UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 7, 2011 (July 6, 2011)

ECOLOCAP SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52256
(Commission File No.)

1250 S. Grove Ave.
Barrington, Illinois   60010
(Address of principal executive offices and Zip Code)

(866) 479-7041
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE.

On July 6, 2011, we announced that the first of four emulsion fuel plants has been delivered to Empresas Energy Partners/Generadora de Energia LTDA (EPC), a utility company in Chile whose estimated fuel needs represent $84M in equipment and additive sales.  This is the first phase of the purchase agreement between EcoloCap Solutions Inc and Empresas Energy.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

99.1	Press release dated July 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of July, 2011.

ECOLOCAP SOLUTIONS INC.

BY:	MICHEL ST-PIERRE
Michel St-Pierre
Principal Accounting Officer and Principal Financial Officer